UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    September 20, 2006
                                                 ____________________________


                           ESB Financial Corporation
_____________________________________________________________________________
            (Exact name of registrant as specified in its charter)


Pennsylvania                           0-19345                  25-1659846
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                         Identification No.)


600 Lawrence Avenue, Ellwood City, Pennsylvania                      16117
_____________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   (724) 758-5584
                                                   __________________________


                                Not Applicable
_____________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01  Other Events
           ____________

     On September 20, 2006, ESB Financial Corporation issued the press releases included as Exhibit 99 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
           _________________________________

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  The following exhibits are included with this Report:

      Exhibit No.         Description
      ___________         ___________

      99                  Press Release, dated September 20, 2006


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            ESB FINANCIAL CORPORATION



                            By:  /s/ Charlotte A. Zuschlag
                                _____________________________________________
                                Name:  Charlotte A. Zuschlag
                                Title: President and Chief Executive Officer


Date:  September 20, 2006